Vanguard STAR(TM) Fund

[PHOTO]

SEMIANNUAL
June 30, 2000

[THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

       In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

       We don't think so.

       The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

       Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

       And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

       However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

       Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

       - Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

       - Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

       - Step back from the daily frenzy of the markets; focus on your overall asset allocation.

       - Capture as much of the market's return as possible by minimizing costs and taxes.

Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

                                   [GRAPHIC]
                                    CONTENTS

                            REPORT FROM THE CHAIRMAN
                                       1

                           THE MARKETS IN PERSPECTIVE
                                       5

                               PERFORMANCE SUMMARY
                                       7

                                  FUND PROFILE
                                       8

                              FINANCIAL STATEMENTS
                                       10

  All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
            "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the
                                Russell Indexes.

  "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates
                                 Incorporated.

[PHOTO]
John J. Brennan

REPORT FROM THE CHAIRMAN

       Vanguard STAR Fund earned a 3.7% return during the first half of 2000. This was a fine result, well in excess of the modest decline posted by the overall stock market and nearly as great as the return of the overall bond market.

--------------------------------------------------------
                                          TOTAL RETURNS
                                        SIX MONTHS ENDED
                                          JUNE 30, 2000
--------------------------------------------------------
Vanguard STAR Fund                             3.7%
--------------------------------------------------------
Composite Fund Average*                        3.9%
--------------------------------------------------------
STAR Composite Index*                          1.0%
--------------------------------------------------------
Wilshire 5000 Index                           -0.7%

S&P 500 Index                                 -0.4

Lehman Aggregate Bond Index                    4.0

Salomon Smith Barney 3-Month
  Treasury Index                               2.8
--------------------------------------------------------

* The STAR Composite Index is weighted 62.5% Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, and 12.5% Salomon Smith Barney 3-Month Treasury Index. The Composite Fund Average, which is derived from data provided by Lipper Inc., is similarly weighted using the average general equity fund, average fixed income fund, and average money market fund, respectively.

       The table at right presents the fund's total return (capital change plus reinvested dividends) for the period. It also shows the returns of our comparative standards. The first of these standards is a composite average of returns for mutual funds weighted in accordance with our asset allocation guidelines. The second is a composite made up of indexes representing the asset classes in which we invest: for stocks, the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term investments, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index. We also present, for your information, the return for the large-capitalization-dominated Standard & Poor's 500 Index.

       The fund's return is based on a decrease in net asset value from $18.21 per share on December 31, 1999, to $17.61 per share on June 30, 2000, and is adjusted for a distribution of $0.99 per share paid in March from net realized capital gains and a dividend of $0.28 per share paid from net investment income.

THE PERIOD IN REVIEW

The first half of 2000 was a tumultuous time in financial markets, which were buffeted by a complex set of crosscurrents. The domestic economy continued to grow at a strong pace--the production of goods and services during the second quarter of 2000 was about 6% higher than in the same period last year, even after adjusting for inflation. Unemployment remained low, hovering around 4% of the workforce. Elsewhere in the world, growth was picking up from more subdued levels.

       Robust economic growth is generally good for corporate earnings and, thus, for stocks. But investors and economic policymakers have worried that the combination of rapid economic growth and low unemployment would trigger sharply higher wages and inflation. The Federal Reserve Board, in an effort to slow the economy's momentum and forestall an inflationary outburst, continued to raise short-term interest rates during the half-year. The Fed boosted its target for the federal funds rate three times during the period by a total of 1.0 percentage point (100 basis points). In all, the Fed has raised its target rate by 175 basis points in the past 12 months.

       For most of the first quarter of 2000, a continuing boom in technology stocks kept the market averages rising, despite the threat of higher interest rates. But during the second quarter, tech stocks in particular cooled off. The market may have reacted to evidence that the ideal combination of rapid growth and low inflation was coming to an end. If the Fed succeeds in slowing the economy, corporate earnings growth might slow, too. And if earnings growth were to slow, some investors reasoned, technology and telecommunications stocks would have a tough time maintaining their lofty price/earnings multiples. The split between the two quarters was evident in the results for the tech-dominated Nasdaq Composite Index, which rose 12.7% in the first quarter, only to slide -14.7% in the second. End result? A -3.9% return for the half-year.

       The overall stock market, as measured by the Wilshire 5000 Index, posted a -0.7% return for the six months. The small-cap Russell 2000 Index gained 3.0%, outpacing the large-cap S&P 500 Index, which posted a negative return of -0.4%. Leadership within the market during the period switched back and forth between growth stocks--those whose prices reflect high expectations for future profitability--and value stocks, whose low prices in relation to earnings, book value, and dividends reflect lower expectations. Growth stocks were in front early on, but value stocks performed best in late March and April. Growth issues bounced back in June, however, and for the full six months, growth generally outpaced value. For example, the growth stocks within the Russell 1000 Index (comprising the 1,000 largest U.S. stocks) earned 4.2%, while the value stocks declined by an equal amount.

       The Fed's efforts succeeded in pushing up short-term interest rates: The yield of 3-month U.S. Treasury bills climbed 52 basis points (from 5.33% to 5.85%) during the half-year. But after rising early in the year, yields for longer-term Treasuries began to fall after the Treasury announced that it would use rising federal budget surpluses to buy back billions of dollars' worth of long-term bonds. A shrinking supply of long-term Treasuries caused their prices to rise and their yields to fall. By June 30, the 30-year Treasury bond's yield had fallen 58 basis points, from 6.48% to 5.90%. Yields on high-quality corporate bonds were flat to slightly higher, while those on mortgage-backed securities were flat to slightly lower. But for low-quality corporate ("junk") bonds, prices fell and yields rose as investors worried about increased defaults.

PERFORMANCE OVERVIEW

The Vanguard funds in which STAR invests had six-month returns ranging from -0.9% to 5.3%, with two key exceptions. PRIMECAP Fund and Explorer Fund gained 16.3% and 14.6%, respectively. The terrific results for those two holdings carried your fund to a total return of 3.7%, which was 2.7 percentage points higher than the composite result for broad market indexes weighted in accordance with our target mix of 62.5% stocks, 25% bonds, and 12.5% short-term investments. However, STAR Fund lagged the composite mutual fund return by 0.2 percentage point.

       While PRIMECAP and Explorer--powered largely by excellent stock selection in the technology sector--boosted STAR's performance, the rest of our underlying stock funds delivered mixed results. The U.S. Growth and Morgan Growth Funds also did relatively well, posting total returns of 5.3% and 3.2%, respectively. But the value-oriented Windsor Fund (-0.9%) and Windsor II Fund (-0.6%) struggled. On a relative basis, STAR's stock funds did well during the period. Specifically, five of the six (more or less handily) outpaced the -0.7% loss of the overall stock market.

       All of our fixed income holdings posted positive returns: 2.7% for the Short-Term Corporate Fund, 3.0% for the Long-Term Corporate Fund, and 4.2% for the GNMA Fund. Both of the corporate bond funds experienced small price declines, as rising interest rates made outstanding bonds (with lower coupons) a tougher sell in the marketplace. The GNMA Fund, in contrast, saw a modest upturn in its net asset value. The mortgage-backed securities that the fund holds typically perform better than other bonds when interest rates rise modestly because homeowners are less likely to refinance their mortgage loans--the source of income for investors in this sector.

-----------------------------------------------------------------------------
                                                               TOTAL RETURNS
                                           PERCENTAGE OF     SIX MONTHS ENDED
VANGUARD FUND                              STAR ASSETS         JUNE 30, 2000
-----------------------------------------------------------------------------
STOCK FUNDS
 Windsor II                                    27.2%               -0.6%
 Windsor                                       15.3                -0.9
 U.S. Growth                                    5.1                 5.3
 PRIMECAP                                       5.0                16.3
 Morgan Growth                                  5.0                 3.2
 Explorer                                       4.5                14.6

-----------------------------------------------------------------------------
BOND FUNDS
 Long-Term Corporate                           12.9%                3.0%
 GNMA                                          12.8                 4.2
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
 Short-Term Corporate                          12.2%                2.7%

-----------------------------------------------------------------------------
COMBINED                                      100.0%                3.7%
-----------------------------------------------------------------------------

       STAR's fixed income holdings turned in mixed performances compared with the 4.0% gain of the overall bond market, which was heavily influenced by strong results for long-term U.S. Treasury securities. It is worth noting, however, that each of the underlying bond funds outperformed everyone's favorite asset class--stocks. The six months ended June 30 remind us that bonds play an important role in a balanced investment program. They provide current income with much less principal risk.

IN SUMMARY

During the first half of 2000 we witnessed very sharp day-to-day price fluctuations, significant swings in investor sentiment, and sudden shifts in market leadership. All of this volatility, squeezed into a mere six months, underscored the fact that unpredictability is par for the course in financial markets. The timing, extent, and duration of such episodes are impossible to foretell with precision, but investors must be willing to endure them to reap the long-term rewards of investing.

       At Vanguard, we reiterate our long-standing recommendation for navigating stormy seas toward long-term financial goals. First, create an investment plan with a balance of stock funds, bond funds, and money market funds suited to your time horizon, investment objectives, and tolerance for market fluctuations. Then, once you have such a diversified plan in place--as STAR Fund demonstrates, it need not be complicated--stick with it. Avoid the impulse to alter it based on short-term events--whether those be unsettling turbulence in the market or glittery returns from some particular corner of the market. "Stay the course" is timeless investment wisdom.

/s/ John J. Brennan

John J. Brennan
Chairman and Chief Executive Officer

July 13, 2000

IN MEMORY

It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 2000

The perpetual tug-of-war in the financial markets ended in a near stalemate during the first half of 2000, despite lots of back-and-forth movement. On average, neither stock nor bond prices ended the period far from where they began it. However, bonds, thanks to their superior income, outpaced stocks in total return.

       Economic signals were conflicting. Growth continued at a rapid pace, and corporate profits rose smartly. On the other hand, stock prices as the year began already reflected high levels of optimism, and the market administered severe punishment to companies that failed to live up to earnings expectations. Also weighing on the market were concerns that the economy's vigor at a time of low unemployment would inevitably push labor costs and other prices higher. Indeed, higher costs for oil and natural gas pushed broad gauges of inflation higher (the Consumer Price Index gained 2.4% for the six months and 3.7% for the twelve months ended June 30). Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended June 30.

------------------------------------------------------------------------------------
                                                                TOTAL RETURNS
                                                         PERIODS ENDED JUNE 30, 2000
                                                        ----------------------------
                                                        6 MONTHS   1 YEAR  5 YEARS*
------------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                           -0.4%     7.2%     23.8%
  Russell 2000 Index                                       3.0     14.3      14.3
  Wilshire 5000 Index                                     -0.7     10.0      22.6
  MSCI EAFE Index                                         -4.0     17.4      11.6
------------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                              4.0%     4.6%      6.3%
  Lehman 10 Year Municipal Bond Index                      4.0      4.5       6.0
  Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                               2.8      5.3       5.2
------------------------------------------------------------------------------------
OTHER
  Consumer Price Index                                     2.4%     3.7%      2.5%
------------------------------------------------------------------------------------

*Annualized.

       The Federal Reserve Board raised short-term interest rates by 0.25 percentage point in February and again in March, before adding a half-point boost in May. These steps, which followed three quarter- percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. Thereafter, signs of a slowing in economic activity cropped up, although it was not certain that the Fed was done trying to throttle down the economic engine.

U.S. STOCK MARKETS

Stock prices were quite volatile during the half-year, and large day-to-day price fluctuations in market averages were commonplace. There also were two swift shifts in market leadership. The year began with a continuance in the rapid rise for the "TMT" stocks (technology, media, telecommunications) that were the market's darlings during 1999. Through mid-March, the surge in these "new economy" groups left "old economy" stocks far behind. For example, the Nasdaq Composite Index, which is dominated by tech-related stocks, gained 15.6% and the Russell 1000 Value Index fell -10.4% during January and February. But in mid-March, value stocks took charge and TMT stocks slumped. The Russell 1000 Value Index returned 12.1% while the Nasdaq plummeted to a -27.4% return in the March-May period. But June brought another flip-flop: The value index declined -4.6%, while the Nasdaq rebounded with a 14.5% return.

    When the half-year was over, most broad market indexes had modest declines. The all-market Wilshire 5000 Index returned -0.7%, the large-capitalization S&P 500 Index slipped -0.4%, and the Nasdaq fell -3.9%. Small- and mid-cap stocks did better: The small-cap Russell 2000 Index gained 3.0% and the Wilshire 4500 Completion Index, comprising virtually all the U.S. stocks outside of the S&P 500, eked out a 0.3% return.

U.S. BOND MARKETS

The Federal Reserve most directly influences interest rates of short-term securities. The Fed pushed up its target federal funds rate (charged on overnight loans between banks) by 1 percentage point to 6.5%. But yields of 3-month U.S. Treasury bills rose only half as far (0.52 percentage point, or 52 basis points to 5.85%). And yields actually declined on long-term Treasury securities, whose prices rose. Big federal budget surpluses are causing a shrinking supply of Treasury bonds. The 10-year Treasury note's yield fell 41 basis points to 6.03% as of June 30, and the yield of the 30-year Treasury declined 58 basis points--from 6.48% to 5.90%--during the half-year.

    The upshot was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve descended. The 5.90% yield of 30-year Treasuries on June 30 was 49 basis points below the 6.39% yield on 3-year Treasury notes.

    Corporate bonds did not perform as well as Treasuries for two main reasons: a record level of new offerings and investors' concern that credit quality might be declining. The rise in yields (and fall in prices) was slight for higher-quality corporate bonds but more severe for high-yield "junk" bonds. Investors grew wary of riskier bonds due to an increase in defaults. The Lehman High Yield Bond Index saw a price decline of -5.7% during the first half of 2000, more than offsetting its six-month income of 4.5%. Tax-exempt municipal bonds generally outperformed corporates but did not do as well as Treasury securities. The overall taxable bond market, as measured by the Lehman Aggregate Bond Index, returned 4.0%, as a price gain of 0.4% augmented a 3.6% income return.

INTERNATIONAL STOCK MARKETS

International stock markets were generally unprofitable for U.S. investors due to lack- luster local market performances and a stronger U.S. dollar during the half-year. Although economic growth in most of Europe appeared to be strengthening, stocks were hurt by continued economic weakness in Japan and from expectations of higher interest rates. On the other hand, European stock prices got some support from an increase in corporate takeovers.

    In local currencies, European stocks posted a 1.7% return in the aggregate and stocks from the Pacific region recorded a modest decline of -2.6%. However, the dollar's strength diminished those results for U.S. investors, for whom the Morgan Stanley Capital International (MSCI) Europe Index returned -3.0% and the MSCI Pacific Free Index returned -5.9%. The MSCI Europe, Australasia, Far East
(EAFE) Index of developed foreign markets registered a -4.0% return for U.S. investors.

    The Select Emerging Markets Free Index fell -9.6% in U.S. dollars, having declined -3.5% in local currencies. The index was hit by weakness in South Africa (-15%) and several emerging Asian markets, including Indonesia (-44%), Thailand (-36%), and the Philippines (-36%). The biggest gains among emerging markets were in Israel (+27%) and Venezuela (+19%).

PERFORMANCE SUMMARY

STAR FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.



TOTAL INVESTMENT RETURNS: MARCH 29, 1985-JUNE 30, 2000
------------------------------------------------------
                    STAR FUND              COMPOSITE*
FISCAL   CAPITAL     INCOME     TOTAL        TOTAL
YEAR     RETURN      RETURN    RETURN       RETURN
------------------------------------------------------
1985     14.5%        0.5%      15.0%        15.1%
1986      5.5         8.4       13.9         12.6
1987     -5.5         7.2        1.7          3.1
1988     11.7         7.3       19.0         11.8
1989     11.8         7.0       18.8         18.0
1990     -9.6         6.0       -3.6         -1.6
1991     18.1         6.1       24.2         26.9
1992      6.3         4.2       10.5          8.0
1993      7.1         3.8       10.9         10.6
1994     -4.1         3.9       -0.2         -1.2
1995     23.7         4.9       28.6         23.3
1996     12.0         4.1       16.1         13.6
1997     17.3         3.9       21.2         17.9
1998      9.0         3.4       12.4         11.3
1999      3.7         3.4        7.1         15.8
2000**    2.1         1.6        3.7          3.9
------------------------------------------------------

 *62.5% average general equity fund, 25% average fixed income fund, and
  12.5% average money market fund.
**Six months ended June 30, 2000.
See Financial Highlights table on page 14 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------------
                                                                   10 YEARS
                       INCEPTION                          ----------------------------
                          DATE       1 YEAR     5 YEARS    CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------------
STAR Fund              3/29/1985      3.07%      14.34%     8.09%    4.57%    12.66%
--------------------------------------------------------------------------------------

FUND PROFILE

STAR FUND

This Profile presents key characteristics of the fund as of June 30, 2000, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-----------------------------------------------
Yield                                     3.9%
Expense Ratio                               0%
Average Weighted Expense Ratio*          0.35%

*For underlying funds; annualized.

FUND ASSET ALLOCATION
-----------------------------------------------
Short-Term Investments                    12%
Bonds                                     26%
Stocks                                    62%

VOLATILITY MEASURES
-----------------------------------------------
                            STAR        S&P 500
-----------------------------------------------
R-Squared                   0.89         1.00
Beta                        0.60         1.00

ALLOCATION TO UNDERLYING VANGUARD FUNDS
-----------------------------------------------
Windsor II Fund                          27.2%
Windsor Fund                             15.3
U.S. Growth Fund                          5.1
PRIMECAP Fund                             5.0
Morgan Growth Fund                        5.0
Explorer Fund                             4.5
Long-Term Corporate Fund                 12.9
GNMA Fund                                12.8
Short-Term Corporate Fund                12.2
-----------------------------------------------
Total                                   100.0%

FIXED-INCOME INVESTMENT FOCUS
-----------------------------------------------
AVERAGE MATURITY    Medium
CREDIT QUALITY      Investment-Grade Corporate


EQUITY INVESTMENT FOCUS
-----------------------------------------------
STYLE               Value
MARKET CAP          Large

ALLOCATION TO UNDERLYING VANGUARD FUNDS. This table shows the distribution of a fund's assets in underlying Vanguard funds.

AVERAGE WEIGHTED EXPENSE RATIO. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

FINANCIAL STATEMENTS

JUNE 30, 2000 (unaudited)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET
                                                                                                             VALUE*
STAR FUND                                                                                      SHARES         (000)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.1%)
--------------------------------------------------------------------------------------------------------------------
STOCK FUNDS (62.2%)
Vanguard Windsor II Fund                                                                   86,082,187    $2,110,735
Vanguard Windsor Fund                                                                      79,498,834     1,184,533
Vanguard U.S. Growth Fund                                                                   8,530,752       391,135
Vanguard PRIMECAP Fund                                                                      5,454,587       388,748
Vanguard Morgan Growth Fund                                                                16,689,705       383,029
Vanguard Explorer Fund                                                                      4,463,760       351,119
                                                                                                         -----------
                                                                                                          4,809,299
                                                                                                         -----------
BOND FUNDS (25.7%)
Vanguard Long-Term Corporate Fund                                                         123,248,292       993,381
Vanguard GNMA Fund                                                                         99,957,347       991,577
                                                                                                         -----------
                                                                                                          1,984,958
                                                                                                         -----------
SHORT-TERM BOND FUND (12.2%)
Vanguard Short-Term Corporate Fund Investor Shares                                         89,940,522       940,778
                                                                                                         -----------
--------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT COMPANIES
  (COST $6,263,874)                                                                                       7,735,035
--------------------------------------------------------------------------------------------------------------------
                                                                                                 FACE
                                                                                               AMOUNT
                                                                                                (000)
--------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.2%)
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
  6.71%, 7/3/2000
  (COST $14,227)                                                                              $14,227        14,227
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (COST $6,278,101)                                                                                       7,749,262
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET
                                                                                                             VALUE*
                                                                                                              (000)
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
--------------------------------------------------------------------------------------------------------------------
Other Assets                                                                                             $   19,076
Liabilities                                                                                                 (38,436)
                                                                                                        ------------
                                                                                                            (19,360)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------
Applicable to 438,936,432 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                              $7,729,902
====================================================================================================================
NET ASSET VALUE PER SHARE                                                                                    $17.61
====================================================================================================================
*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------
 AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT          PER
                                                                                                 (000)        SHARE
--------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                            $6,020,012       $13.72
 Undistributed Net Investment Income                                                            10,047          .02
 Accumulated Net Realized Gains                                                                228,682          .52
 Unrealized Appreciation--Note D                                                             1,471,161         3.35
--------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                 $7,729,902       $17.61
====================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows the fund's Income Distributions Received from the other Vanguard funds in which it invests. This Statement also shows any Capital Gain Distributions Received from the other funds' realized net gains, Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------------------------------
                                                                                              STAR FUND
                                                                         SIX MONTHS ENDED JUNE 30, 2000
                                                                                                  (000)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Income Distributions Received                                                              $133,742
    Interest                                                                                         79
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note B                                                                   133,821
--------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Capital Gain Distributions Received                                                          17,761
    Investment Securities Sold                                                                  214,000
--------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                               231,761
--------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                       (91,436)
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $274,146
========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------
                                                                                      STAR FUND
                                                                        --------------------------------
                                                                            SIX MONTHS             YEAR
                                                                                 ENDED            ENDED
                                                                         JUNE 30, 2000    DEC. 31, 1999
                                                                                 (000)            (000)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                    $ 133,821       $  259,639
    Realized Net Gain                                                          231,761          584,564
    Change in Unrealized Appreciation (Depreciation)                           (91,436)        (286,418)
                                                                        --------------------------------
       Net Increase in Net Assets Resulting from Operations                    274,146          557,785
                                                                        --------------------------------
DISTRIBUTIONS
    Net Investment Income                                                     (121,387)        (263,052)
    Realized Capital Gain                                                     (414,316)        (172,087)
                                                                        --------------------------------
       Total Distributions                                                    (535,703)        (435,139)
                                                                        --------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                     282,441          716,147
    Issued in Lieu of Cash Distributions                                       521,918          422,889
    Redeemed                                                                  (899,969)      (1,257,239)
                                                                        --------------------------------
       Net Decrease from Capital Share Transactions                            (95,610)        (118,203)
--------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                                                     (357,167)           4,443
--------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                      8,087,069        8,082,626
                                                                        --------------------------------
    End of Period                                                           $7,729,902       $8,087,069
========================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                                      15,797           38,659
    Issued in Lieu of Cash Distributions                                        29,311           23,452
    Redeemed                                                                   (50,253)         (68,056)
                                                                        --------------------------------
       Net Decrease in Shares Outstanding                                       (5,145)          (5,945)
========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. The table also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the fund pays no direct expenses; the fund's share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; the extent to which the fund tends to distribute capital gains; and the portion of capital gains distributions representing the "pass-through" of capital gains distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


--------------------------------------------------------------------------------------------------------------
                                                                                 STAR FUND
                                                                           YEAR ENDED DECEMBER 31,
                                                                 ---------------------------------------------

FOR A SHARE OUTSTANDING                       SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                           June 30, 2000     1999     1998      1997     1996      1995
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $18.21   $17.96   $17.38    $15.86   $15.03    $12.61
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .31      .60      .58       .60      .58      .590
  Capital Gain Distributions Received                      .04     1.13      .86      1.06      .63      .435
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         .32     (.47)     .70      1.65     1.19     2.550
                                                      -------------------------------------------------------
    Total from Investment Operations                       .67     1.26     2.14      3.31     2.40     3.575
                                                      -------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.28)    (.61)    (.58)     (.59)    (.59)    (.590)
  Distributions from Realized Capital Gains               (.99)    (.40)    (.98)    (1.20)    (.98)    (.565)
                                                      -------------------------------------------------------
     Total Distributions                                 (1.27)   (1.01)   (1.56)    (1.79)   (1.57)   (1.155)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $17.61   $18.21   $17.96    $17.38   $15.86    $15.03
==============================================================================================================

TOTAL RETURN                                              3.69%    7.13%   12.38%    21.15%   16.11%    28.64%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $7,730   $8,087   $8,083    $7,355   $5,863    $4,842
  Ratio of Total Expenses to
      Average Net Assets--Note B                            0%       0%       0%        0%       0%        0%
  Ratio of Net Investment Income to
      Average Net Assets                                3.44%*    3.21%    3.18%     3.46%    3.71%     4.12%
  Portfolio Turnover Rate                                 11%*      10%      16%       15%      18%       13%
  ===========================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in U.S. stock funds (predominantly large-capitalization value stock funds), 20% to 30% in intermediate- to long-term bond funds, and 10% to 20% in short-term bond and money market funds.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

    1. VALUATION: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    5. OTHER: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The special service agreement provides that Vanguard will reimburse the fund's expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the six months ended June 30, 2000, were reimbursed by Vanguard. The fund's trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. During the six months ended June 30, 2000, the fund purchased $442,056,000 of investment securities and sold $870,849,000 of investment securities other than money market fund and temporary cash investments.

D. At June 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,471,161,000, consisting of unrealized gains of $1,583,473,000 on securities that had risen in value since their purchase and $112,312,000 in unrealized losses on securities that had fallen in value since their purchase.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
---------------------------------------------------------------------------------------------------------------
500 Index Fund                          Growth Index Fund*                      Strategic Equity Fund
Calvert Social Index(TM) Fund*          Health Care Fund                        Tax-Managed Capital
Capital Opportunity Fund                Institutional Developed Markets          Appreciation Fund*
Convertible Securities Fund              Index Fund                             Tax-Managed Growth and
Developed Markets Index Fund            Institutional Index Fund*                Income Fund*
Emerging Markets Stock                  International Growth Fund               Tax-Managed International Fund*
 Index Fund*                            International Value Fund                Tax-Managed Small-Cap Fund*
Energy Fund                             Mid-Cap Index Fund*                     Total International Stock
Equity Income Fund                      Morgan(TM) Growth Fund                   Index Fund
European Stock Index Fund*              Pacific Stock Index Fund*               Total Stock Market Index Fund*
Explorer(TM) Fund                       PRIMECAP Fund                           U.S. Growth Fund
Extended Market Index Fund*             REIT Index Fund                         U.S. Value Fund
Global Equity Fund                      Selected Value Fund                     Utilities Income Fund
Gold and Precious Metals Fund           Small-Cap Growth Index Fund*            Value Index Fund*
Growth and Income Fund                  Small-Cap Index Fund*                   Windsor(TM) Fund
Growth Equity Fund                      Small-Cap Value Index Fund*             Windsor(TM) II Fund

BALANCED FUNDS
---------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                   LifeStrategy(R) Growth Fund             STAR(TM) Fund
Balanced Index Fund                     LifeStrategy(R) Income Fund             Tax-Managed Balanced Fund
Global Asset Allocation Fund            LifeStrategy(R) Moderate                Wellesley(R) Income Fund
LifeStrategy(R) Conservative             Growth Fund                            Wellington(TM) Fund
 Growth Fund

BOND FUNDS
---------------------------------------------------------------------------------------------------------------
Admiral(TM) Intermediate-Term           Intermediate-Term Bond                  Preferred Stock Fund
 Treasury Fund                           Index Fund                             Short-Term Bond Index Fund
Admiral(TM) Long-Term Treasury          Intermediate-Term Corporate Fund        Short-Term Corporate Fund*
 Fund                                   Intermediate-Term Tax-Exempt            Short-Term Federal Fund
Admiral(TM) Short-Term Treasury Fund     Fund                                   Short-Term Tax-Exempt Fund
GNMA Fund                               Intermediate-Term Treasury Fund         Short-Term Treasury Fund
High-Yield Corporate Fund               Limited-Term Tax-Exempt Fund            State Tax-Exempt Bond Funds
High-Yield Tax-Exempt Fund              Long-Term Bond Index Fund                (California, Florida,
Inflation-Protected Securities Fund     Long-Term Corporate Fund                 Massachusetts, New Jersey,
Insured Long-Term Tax-Exempt            Long-Term Tax-Exempt Fund                New York, Ohio, Pennsylvania)
 Fund                                   Long-Term Treasury Fund                 Total Bond Market Index Fund*

MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------
Admiral(TM) Treasury Money              State Tax-Exempt Money Market           Tax-Exempt Money Market Fund
 Market Fund                             Funds (California, New Jersey,         Treasury Money Market Fund
Federal Money Market Fund                New York, Ohio, Pennsylvania)
Prime Money Market Fund*


VARIABLE ANNUITY PLAN
---------------------------------------------------------------------------------------------------------------
Balanced Portfolio                      High-Grade Bond Portfolio               Money Market Portfolio
Diversified Value Portfolio             High Yield Bond Portfolio               REIT Index Portfolio
Equity Income Portfolio                 International Portfolio                 Short-Term Corporate Portfolio
Equity Index Portfolio                  Mid-Cap Index Portfolio                 Small Company Growth Portfolio
Growth Portfolio

*Offers Institutional Shares.

  For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box
                       2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

    Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

    Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

    The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN * (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.


JoANN HEFFERNAN HEISEN * (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY * (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.


BURTON G. MALKIEL * (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.


ALFRED M. RANKIN, JR. * (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.


JAMES O. WELCH, JR. * (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.


J. LAWRENCE WILSON * (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY * Secretary; Managing Director and Secretary of The Vanguard Group, Inc; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS * Treasurer; Principal of The Vanguard Group, Inc; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON * Legal Department.

ROBERT A. DiSTEFANO * Information Technology.

JAMES H. GATELY * Individual Investor Group.

KATHLEEN C. GUBANICH * Human Resources.

IAN A. MacKINNON * Fixed Income Group.

F. WILLIAM McNABB, III * Institutional Investor Group.

MICHAEL S. MILLER * Planning and Development.

GEORGE U. SAUTER * Quantitative Equity Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

0562 08000

(C) 2000 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.